Exhibit 10.5

EXECUTION VERSION

CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT (A) BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL OR (B) IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K DUE TO PERSONAL PRIVACY CONCERNS. INFORMATION THAT HAS BEEN SO REDACTED FROM THIS EXHIBIT HAS BEEN MARKED WITH “[***]” TO INDICATE THE OMISSION.

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of August 17, 2026, and shall be effective as of the Closing (defined below), by and among (i) Newbury Street II Acquisition Corp, a Cayman Islands exempted company (together with its successors, the “Company”), (ii) Newbury Street II Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), (iii) Fort Robotics Inc., a Delaware corporation (“Target”), and (iv) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who, along with the Sponsor and other transferees of the applicable Company securities, is referred to as an “Insider” pursuant to the terms of the Letter Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Letter Agreement (as defined below) (and if such term is not defined in the Letter Agreement, then in the Merger Agreement (as defined below)).

RECITALS

WHEREAS, Company, the Sponsor and the other undersigned Insiders are parties to that certain Letter Agreement, dated as of October 31, 2024 (the “Original Letter Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Class A Ordinary Shares that they may have in connection with the consummation of the proposed Business Combination, (ii) waive their rights to liquidating distributions from the trust account with respect to their Founder Shares (although they will be entitled to liquidating distributions from the trust account with respect to any Offering Shares), (iii) vote any Ordinary Shares owned by it, him or her in favor of any proposed Business Combination for which the Company seeks approval, and (iv) comply with certain transfer restrictions with respect to the Founder Shares (or the Class A Ordinary Shares issuable upon conversion of the Founder Shares) and the Private Placement Units (including the underlying private placement warrants, Class A Ordinary Shares and Class A Ordinary Shares issuable upon exercise of the private placement warrants);

WHEREAS, on August 17, 2026, (i) the Company, (ii) Target, and (iii) Hugo Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”) entered into that certain Agreement and Plan of Merger (as may be amended, modified, supplemented and/or restated from time to time in accordance with the terms thereof, the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, subject to the terms and conditions thereof, upon consummation of the transactions (the “Transactions”) contemplated by the Merger Agreement (the “Closing”), among other matters, (a) the Company will continue out of the Cayman Islands and become domesticated as a corporation in the state of Delaware, and (b) Merger Sub will merge with and into Target (the “Merger”), with Target surviving such merger as a wholly-owned subsidiary of the Company, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with applicable Law;

WHEREAS, the parties hereto desire to amend the Letter Agreement to remove the lock-up period applicable to up to 2,038,424 Founder Shares as are actually used to incentivize commitments for Initial PIPE Financing, any Additional Transaction Financing, and any transactions or arrangements into which the Company may enter into for the purpose of securing commitments from Public Shareholders not to redeem their Company shares at or prior to the Closing (or other agreements or arrangements with like effect); and

WHEREAS, pursuant to Section 12 of the Letter Agreement, the Letter Agreement can be amended with the written consent of all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to the Letter Agreement. The Parties hereby agree to the following amendments to the Letter Agreement:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the Merger Agreement, are hereby added to the Letter Agreement as if they were set forth therein.

(b) Effective upon the Closing, Section 8 of the Letter Agreement is hereby amended by inserting the following new clause immediately after clause (c):

“(d) effective as of the Closing (i) up to 2,038,424 Founder Shares as are actually used to secure commitments for Initial PIPE Financing, any Additional Transaction Financing, and any transactions or arrangements into which the Company may enter into for the purpose of securing commitments from Public Shareholders not to redeem their Company shares at or prior to the Closing (or other agreements or arrangements with like effect) that are consummated prior to the Closing shall be released from the Lock-up, subject to and contingent upon the Closing, and (ii) an additional 118,196 Founder Shares shall be released from Lock-up, subject to and contingent upon the Closing.”

2. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3. Intended Third Party Beneficiary. Effective upon the Closing, Target shall be an intended third-party beneficiary of Sections 1 and 8 of the Letter Agreement and this Section 3 of this Amendment and shall be entitled to enforce such sections as an actual party thereto and hereto. Each of the parties to the Letter Agreement agrees that neither Sections 1 nor 8 of the Letter Agreement shall be modified or amended and no waiver shall be granted without the express prior written consent of Target.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Letter Agreement, including without limitation Section 12 thereof.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

NEWBURY STREET II ACQUISITION SPONSOR LLC

By:	/s/ Thomas Bushey
	Name:	Thomas Bushey
	Title:	Manager

NEWBURY STREET II ACQUISITION CORP

By:	/s/ Thomas Bushey
	Name:	Thomas Bushey
	Title:	Chief Executive Officer

FORT ROBOTICS INC.

By:	/s/ Samuel Reeves
	Name:	Samuel Reeves
	Title:	Chief Executive Officer

[Signature Page to Amendment to Letter Agreement]

By:	/s/ Thomas Bushey
	Name:	Thomas Bushey

By:	/s/ Anthony James Vinciquerra
	Name:	Anthony James Vinciquerra

By:	/s/ Jennifer Vescio
	Name:	Jennifer Vescio

By:	/s/ Josh Gold
	Name:	Josh Gold

By:	/s/ Ted Seides
	Name:	Ted Seides

By:	/s/ Jake Gudoian
	Name:	Jake Gudoian

By:	/s/ William Zachre Wyatt
	Name:	William Zachre Wyatt

Accepted and agreed:

BTIG, LLC

By:	/s/ Edward Kovary Jr.
Name:	Edward Kovary Jr.
Title:	Head of SPAC Capital Markets

[Signature Page to Amendment to Letter Agreement]

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